INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Annual Statement of The Tracker Corporation of America on Form 10-KSB of our report dated June 13, 2002 for the Year Ended March 31, 2002.

/s/ J.L. Stephan Co., P.C.

J.L. Stephan Co., P.C.

Traverse City, Michigan

July 30, 2002